Exhibit 32.2


CERTIFICATION  PURSUANT  TO RULE  13a-14(b)  OF THE  EXCHANGE  ACT AND 18 U.S.C.
SECTION 1350, AS ENACTED PURSUANT TO THE SARBANES-OXLEY ACT OF 2003

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Annual Report on Form 10-K for the year ending December 31, 2004 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julie Sansom-Reese, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, that:

                (1) The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ Julie Sansom-Reese
----------------------
Julie Sansom-Reese
Chief Financial Officer
(principal financial officer)

March 31, 2005


























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